For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

1334970

Ontario — Ministry of Consumer and Commercial Relations / Ministère de la Consommation et du Commerce

CERTIFICATE / **CERTIFICAT**

This is to certify that these articles are effective on / Ceci certifie que les présents statuts entrent en vigueur le

FEBRUARY 02 FÉVRIER, 1999

Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The name of the corporation is: / *Dénomination sociale de la société:*

1334970 ONTARIO INC.

2. The name of the corporation is changed to (if applicable): / *Nouvelle dénomination sociale de la société (s'il y a lieu):*

FRONTEER DEVELOPMENT GROUP
INC.

3. Date of incorporation/amalgamation: / *Date de la constitution ou de la fusion:*

1999, January, 11

(Year, Month, Day)
(année, mois, jour)

4. The articles of the corporation are amended as follows: / *Les statuts de la société sont modifiés de la façon suivante.*

The name of the Corporation is changed to:

Fronteer Development Group Inc.

DYE & DURHAM
Corporation
Forms-On-Disk

CBR 173

Form 3
Business
Corporations
Act

Formule 3
Loi sur les
sociétés par
actions

5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

1999, January, 28

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.

Les présents status sont signés en double exemplaire.

1334970 ONTARIO INC.

(Name of Corporation)
(Dénomination sociale de la société)

By:/*Par:* [signature] President

(Signature)
(Signature)

(Description of Office)
(Fonction)